ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT dated the 29th day of March, 2010,

AMONG:

FABIO MONTANARI, a businessman with European Union Passport No. E571059, with actual domicile at Obispo Padilla 588, District of Nieva, city of San Salvador de Jujuy, Province of Jujuy

(the “Assignor”)

AND:

INCAS MINERAL, S.A., an Argentinean company with a business office at Bahnhofstrasse 23, Zug, Switzerland, 6300

(the “Assignee”)

AND:

SOLTERA MINING CORP., a company incorporated under the laws of the State of Nevada and having its executive office located at Bahnhofstrasse 23, Zug, Switzerland, 6300

(“Soltera”)

AND:

ANTONIO AUGUSTIN GIULIANOTTI, a businessman with N.I.D. (National Identity Document) No. 7.379.817, with domicile in Dr. Aparicio Street No. 667, District of Ciudad de Nieva, city of San Salvador de Jujuy, Province of Jujuy

(the “Owner)

WHEREAS:

A.
pursuant to a joint venture agreement (the “Joint Venture Agreement”) between the Owner and the Assignor dated February 8, 2010, the Owner has granted the Assignor access to and the right to mine the El Torno property;

B.
pursuant to an exploration contract with an option to purchase (the “Option Agreement”) between the Owner and the Assignor dated February 8, 2010, the Owner has granted the Assignor the right to explore and the option to purchase the Sur Eureka mine;

C.
the Assignor has agreed to assign to the Assignee and Soltera all of his right, title and interest in each of the Joint Venture Agreement and the Option Agreement (collectively, the “Original Agreements”) to the Assignee and Soltera, subject to the terms and conditions contained in this agreement;

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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained and the sum of Ten ($10.00) Dollars now paid by the Assignee to the Assignor and for other good and valuable consideration, the receipt of which are acknowledged, and subject to the terms and conditions hereinafter set out, the parties have agreed and do agree as follows:

ARTICLE 1
Assignment of Original Agreement

1.1           The Assignor hereby irrevocably assigns, grants, transfers and sets over unto the Assignee and Soltera as and from the 8th day of February, 2010, the following:

(a)	the Assignors right, title and interest in the Original Agreements;

(b)	any and all obligations and payments payable under the Original Agreements; and

(c)	any other benefits and advantages to be derived from the Original Agreements.

ARTICLE 2
Assignor’s Authority to Assign the Original Agreements

2.1           The Assignor represents and warrants to the Assignee and Soltera that he has good right, full power and absolute authority to assign its interest in the Original Agreements to the Assignee and Soltera.

ARTICLE 3
Assignee’s Authority to Accept Assignment of the Original Agreements

3.1           The Assignee covenants with the Assignor that with respect to the interest assigned in Section 1.1 hereof, the Assignee will observe and perform the Assignor’s covenants, obligations and agreements contained in the Original Agreements, whether those covenants, obligations and agreements arose before, on or after February 8, 2010.

3.2           The Assignee represents and warrants to the Assignor that it has good right, full power and absolute authority to accept the assignment of the Assignor’s interest in the Original Agreements.

ARTICLE 4
Consent of the Owner

4.1           The Owner agrees and consents to the assignment of the Assignor’s interest in the Original Agreements to the Assignee and Soltera pursuant to the terms and conditions of this agreement and the Original Agreements.

ARTICLE 5
Indemnification

5.1           The Assignee covenants and agrees to indemnify and save harmless the Assignor, its respective successors and assigns, of and from all obligations or liabilities, actions, suits, charges, losses, damages or expenses of any nature whatsoever (including legal costs on a solicitor and its client basis), to which the Assignor is subjected to under the Original Agreements, whether those obligations or liabilities, actions, suits, charges, losses, damages or expenses arose before, on or after February 8, 2010, provided however, that nothing herein will require the Assignee to reimburse the Assignor for any monies previously incurred or expended by the Assignor under the Original Agreements.

ARTICLE 6
Severability

6.1              If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

ARTICLE 7
Further Assurances

7.1           Each of the parties covenants and agrees, from time to time and at all times, to do all such further acts and execute and deliver all such further deeds and documents as will be reasonably required in order to fully perform and carry out the terms and intent of this Original Agreements.

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ARTICLE 8
Governing Law

8.1           This agreement and all provisions hereof will be governed by and construed in accordance with the laws of Nevada and of the United States applicable therein and will be treated in all respects as a Nevada contract.

ARTICLE 9
Enurement

9.1           This agreement will extend and enure to the benefit of and be binding upon all parties hereto and their respective heirs, successors and permitted assigns.

ARTICLE 10
Miscellaneous

10.1           The division of this agreement into sections and the insertion of headings are for convenience and reference only and will not affect the construction or interpretation of this agreement.

IN WITNESS WHEREOF this agreement was executed by the parties hereto as of the day and year first above written.

SIGNED, SEALED and DELIVERED                                )
by Fabio Montanari in the presence of:                            )
 )
/s/ Witness                                                              )
Signature of Witness                                                           )
)
)             FABIO MONTANARI
Print Name                                                                             )
)
)
Address                                                                                 )
)
)
Occupation                                                                           )

The Common Seal of                                                           )
Incas Mineral, S.A.                                                             )
was hereto affixed in the presence of:                              )
)                                           C/S
/s/ Authorized Signatory                                    )
)
Authorized Signatory                                                         )

The Common Seal of                                                           )
Soltera Mining Corp.                                                         )
affixed                      was hereunto in the presence of:    )                                           C/S
)
/s/ Authorized Signatory                                   )
)
Authorized Signatory                                                         )

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SIGNED, SEALED and DELIVERED                               )
by Antonio Augustin Giulianotti                                     )
in the presence of:                                                               )
)
/s/ Witness                                                             )
Signature of Witness                                                          )                      /s/ Antonio Augustin Giulianotti
)
)             ANTONIO AUGUSTIN GIULIANOTTI
Print Name                                                                             )
)
)
Address                                                                                 )
)
)
Occupation                                                                           )

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